Exhibit 99.8

CERTEGY INC.

STOCK INCENTIVE PLAN

(as amended and restated as of September 14, 2005)

1.                                       Purpose and Effective Date.  The purpose of this Certegy Inc. Stock Incentive Plan, which has been amended and restated as of September 14, 2005, is to attract and retain directors, officers and other key employees for Certegy Inc., a Georgia corporation (the “Company”) and its Subsidiaries, and to provide those persons with incentives and rewards for superior performance.  The Plan became effective as of June 15, 2001, the date it was approved by the Company’s Board of Directors. It was subsequently amended from time to time and, as of September 14, 2005, the Compensation Committee of the Board approved this amendment and restatement of the Plan, as provided herein, contingent on approval of the Company’s shareholders.

2.                                       Definitions.  As used in this Plan:

“Board” means the Board of Directors of the Company.

“Change in Control” shall have the meaning provided in Section 9 of this Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, or any successor committee to which the responsibilities of that Committee are assigned.

“Common Share” means shares of common stock, par value $ .01 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 8 of this Plan.

“Company” means Certegy Inc., a Georgia corporation.

“Covered Employee” means a Participant who is, or is determined by the Board or the Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

“Date of Grant” means the date specified by the Board or the Committee on which a grant of Option Rights or a grant or sale of Restricted Shares shall become effective (which date shall not be earlier than the date on which the Board or the Committee or its designee takes action with respect thereto).

“Director” means a member of the Board of Directors of the Company.

“Employee Benefits Agreement” means the Employee Benefits Agreement between Equifax Inc. and the Company dated as of June 30, 2001, which provides for the treatment of the employee plans in connection with the spin-off of the Company from Equifax, Inc.

“Equifax Stock Incentive Plans” means the stock incentive plans sponsored by Equifax Inc., including the Equifax Inc. 2000 Stock Incentive Plan, the Equifax Inc. Omnibus Stock Incentive Plan, the 1995 Employee Stock Incentive Plan or the 1993 Employee Stock Incentive Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time, including any successor statutes of similar intent.

“Immediate Family” has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect).

“Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Option Rights, Restricted Shares and dividend credits pursuant to this Plan, which are subject to the achievement of Management Objectives.  Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed.  The Management Objectives may be made relative to the performance of other corporations.  The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of, or growth in, one or more of the following criteria, as determined for a single year, or cumulatively for a stated number of years, or as an average over a stated number of years, or otherwise as determined by the Committee at the time the Management Objective is established:

1.                                       earnings;

2.                                       earnings per share;

3.                                       economic value added;

4.                                       revenue;

5.                                       operating profit;

6.                                       net income;

7.                                       total return to shareholders;

8.                                       market share;

9.                                       sales

10.                                 working capital

11.                                 profit margins;

12.                                 cash flow/net assets ratio;

13.                                 debt/capital ratio;

14.                                 return on total capital;

15.                                 return on equity;

16.                                 return on assets; and

17.                                 common stock price.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.  In the case of a Covered Employee, in determining financial results, items whose exclusion from consideration will increase the award shall only have their effects excluded if they constitute “extraordinary” or “unusual” events or items under generally accepted accounting principles and all such events and items shall be excluded.  The Committee shall also adjust the performance calculations to exclude the unanticipated effect on financial results of changes in the Code, or other tax laws, and the regulations thereunder.  The Committee may decrease the amount of an award otherwise payable if, in the Committee’s view, the financial performance during the performance cycle justifies such adjustment, regardless of the extent to which the Performance Measure was achieved.

“Market Value per Share” means, (i) the closing sale price per Common Share as reported on the principal exchange on which Common shares are then trading, if any, or, if applicable, the NASDAQ National Market System, on the date for which the value is being determined, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board or the Committee.

“Non-Employee Director” means a Director who is not an employee of the Company or any Subsidiary.

“Optionee” means the optionee named in an agreement evidencing an outstanding Option Right.

“Option Price” means the purchase price payable on exercise of an Option Right.

“Option Right” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 6 of this Plan.

“Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 60 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Option Rights, Restricted Stock Units or Restricted Shares, or any other person, whether or not an employee, Non-Employee Director or officer, who renders significant services as a consultant or otherwise, in the discretion of the Committee.

“Plan” means this amended and restated Certegy Inc. Stock Incentive Plan, which was formerly known as the Certegy Inc. 2001 Stock Incentive Plan, as it may be further amended from time to time.

“Reload Option Rights” means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

“Replacement Awards” means Option Rights or Restricted Shares that are issued in substitution of awards of option rights or restricted shares that were granted under the Equifax Stock Incentive Plans to former employees of Equifax Inc. or subsidiaries of Equifax Inc. who are employees of the Company or its Subsidiaries as of the date of the spin-off of the Company to the shareholders of Equifax Inc. or who become employees of the Company after such date pursuant to the Employee Benefits Agreement.  As provided in Section 4(n), the Replacement

Awards shall have the same material terms and conditions under the Plan as such awards had under the respective Equifax Stock Incentive Plans.

“Restricted Shares” means Common Shares granted or sold pursuant to Section 5 or Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 5 has expired.

“Restricted Stock Units” or “RSUs” means a right granted under Section 5 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Spread” means the excess of the Market Value per Share on the date when Option Rights are surrendered in payment of the Option Price of Option Rights, over the Option Price or Base Price provided for in the related Option Right.

“Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which, at the time of the grant, the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

“Voting Power” means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

3.                                       Shares Available Under the Plan.

(a)                                  Subject to the adjustments provided for in Section 3(b) and Section 8 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights, (ii) as Restricted Shares or Restricted Stock Units and released from substantial risks of forfeiture thereof, (iii) as awards to Non-Employee Directors or (iv) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 14,598,182 Common Shares; provided, however, no more than an aggregate of 6,000,000 Common Shares may be issued pursuant to awards of Restricted Shares or Restricted Stock Units..  Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(b)                                 The number of Common Shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount.  Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.  In addition to these adjustments, commencing on January 1, 2002, and on each January 1 thereafter ending on January 1, 2005, an additional number of Common Shares shall be added to the total available under Section 3(a), equal to one half percent (1/2%) of the number of Common Shares issued and outstanding on that January 1st date.

(c)                                  Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 8 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Company under this Plan upon the exercise of Incentive Stock Options shall not exceed 10,000,000 Common Shares.  Subject to adjustments as provided in Section 8, no Participant shall be granted Option Rights for more than 1,000,000 Common Shares during any one calendar year; the number of shares issued as Restricted Shares or Restricted Stock Units to any Participant shall not exceed 400,000 Common Shares in any one calendar year; and no Non-Employee Director shall be granted Option Rights, Restricted Shares and Restricted Stock Units, in the aggregate, for more than 20,000 Common Shares in any one calendar year.

4.                                       Option Rights.  The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares.  Such grants may be original awards or Replacement Awards.  Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

(a)                                  Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

(b)                                 Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant, provided that this restriction shall not apply to Replacement Awards.

(c)                                  Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

(d)                                 The Committee may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, or other Option Rights (based on the Spread on the date of exercise).   Unless otherwise determined by the Committee at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of (i) the number of shares, or (ii) the Spread of any unexercisable portion of Option Rights.

(e)                                  Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(f)                                    Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in Section 4(d). Reload Option Rights shall cover up to the number of Common Shares or Option Rights surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations.  Reload Options may not have an Option Price that is less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Committee, which may be the same as or different from those of the original Option Rights.

(g)                                 Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(h)                                 Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for continued vesting of the Option Rights after a termination of employment by reason of the Optionee’s retirement, death, disability or other events as specified by the Committee.  Each grant may also provide for the earlier exercise of such Option Rights in the event of a Change in Control, retirement, death or disability of the Optionee or other similar transaction or event.

(i)                                     Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(j)                                     Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

(k)                                  The Committee may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

(l)                                     No Option Right shall be exercisable more than 10 years from the Date of Grant.

(m)                               Each grant of Option Rights shall be evidenced by an agreement or other written notice from the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Committee may approve.

(i)                                     Each Replacement Award shall reflect the adjustments provided for in the Employee Benefits Agreements and shall have the same material terms and conditions as the award it replaces under the Equifax Stock Incentive Plans, as determined by the Committee.  Notwithstanding any other provision in this Plan to the contrary, no Replacement Award in substitution of an award that qualified as an Incentive Stock Option immediately before the grant of the Replacement Award shall contain any term that is more favorable than the terms of the substituted award.

5.                                       Restricted Shares and Restricted Stock Units.  The Committee may also authorize the grant or sale of Restricted Shares and/or Restricted Stock Units to Participants.  Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a)                                  Each such grant or sale of Restricted Shares shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)                                 Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

(c)                                  Each such grant or sale may provide that the Restricted Shares covered by such grant or sale shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control or other transaction or event; provided, however, that the Restricted Shares covered by any Replacement Award shall be subject to a “substantial risk of forfeiture” for the period provided in the award it replaced, as determined by the Committee.

(d)                                 Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)                                  Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares.  Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

(f)                                    Any grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

(g)                                 Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.  Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

(h)                                 Restricted Stock Units (or RSUs).  Awards of Restricted Stock Units may be made to Participants in accordance with the following terms and conditions:

(i)                                     The Committee, in its discretion, shall determine and set forth in a written agreement the number of RSUs to grant to a Participant, the vesting period, and other terms and conditions of the award, including whether the award will be paid in cash, Common Shares or a combination of the two and the time when the award will be payable (i.e., at vesting, termination of employment or another date).

(ii)                                  Unless the agreement granting RSUs provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(iii)                               A Participant to whom RSUs are awarded has no rights as a shareholder with respect to the Common Shares represented by the RSUs unless and until the Common Shares are actually delivered to the Participant; provided, however, RSUs may have dividend equivalent rights if provided for by the Committee.

(iv)                              The agreement granting RSUs shall set forth the terms and conditions that shall apply upon the termination of the Participant’s employment with the Company (including a forfeiture of RSUs which have not vested upon Participant’s ceasing to be employed) as the Committee may, in its discretion, determine at the time the award is granted.

(v)                                 Any grant of RSUs may specify Management Objectives that, if achieved, may result in vesting or earlier vesting of all or a portion of the RSUs.”

6.                                       Awards to Non-Employee Directors.  The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares or Restricted Stock Units to Non-Employee Directors.

(a)                                  Each grant of Option Rights awarded pursuant to this Section 6 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Committee.  Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant.  Each such Option Right granted under the Plan shall expire not more than 10 years from the Date of Grant and shall be subject to earlier termination as hereinafter provided.  Unless otherwise determined by the Committee, such Option Rights shall be subject to the following additional terms and conditions:

(i)                                     Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

(ii)                                  In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding vested Option Rights of such holder may be exercised at any time within a stated period after such death or disability, as provided by the Committee in the grant, but in no event after the expiration date of the term of such Option Rights.

(iii)                               If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

(iv)                              Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

(v)                                 Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(b)                                       Each grant or sale of Restricted Shares or Restricted Stock Units pursuant to this Section 6 shall be upon terms and conditions consistent with Section 5 of this Plan.

7.                                       Transferability.

(a)                                  Except as otherwise determined by the Committee, no Option Right granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution.  Except as otherwise determined by the Committee, Option Rights shall be exercisable during the Optionee’s lifetime only by him or her or by his or her guardian or legal representative.

(b)                                 The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions on transfer.

(c)                                  Notwithstanding the provisions of Section 7(a), the Committee may provide that any grant of Option Rights (other than Incentive Stock Options) and Restricted Shares shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant’s Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant’s Immediate Family or to one or more partnerships in which the only partners are members of the Participant’s Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and the Committee and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Committee and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

8.                                       Adjustments.  The Committee may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights granted hereunder, and in the Option Price and Base Price, and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, extraordinary cash dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.  Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.  The Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 8; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify, and the

Committee may take into consideration, as to any award subject to a proposed adjustment, the potential adverse effect thereof under applicable tax or other laws, and may adjust such awards inconsistently as a consequence of those effects.

9.                                       Change in Control.  For purposes of this Plan, except as may be otherwise prescribed by the Committee in an agreement evidencing a grant or award made under the Plan, a “Change in Control” shall mean if at any time any of the following events shall have occurred:

(a)                                  Voting Stock Accumulations.  The accumulation by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Company’s Voting Stock; provided that for purposes of this Section 9(a), a Change in Control will not be deemed to have occurred if the accumulation of twenty percent (20%) or more of the voting power of the Company’s Voting Stock results from any acquisition of Voting Stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (d) by any Person pursuant to a Business Combination that complies with all of the provisions of clauses (i), (ii) and(iii) of Section 9(b); or

(b)                                 Business Combinations.  Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of Voting Stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the Voting Stock of the Company, (ii) no Person (other than the Company, that entity resulting from that Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Eighty Percent (80%) Subsidiary or that entity resulting from that Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of the then outstanding shares of common stock of the entity resulting from that Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of that entity, and (iii) at least a majority of the members of the Board of Directors of the entity resulting from that Business Combination were members of the Incumbent Board at the time of the action of the Board of Directors providing for that Business Combination; or

(c)                                  Sale of Assets.  A sale or other disposition of all or substantially all of the assets of the Company; or

(d)                                 Liquidations or Dissolutions.  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with all of the provisions of clauses (i), (ii) and (iii) of Section 9(b).

For purposes of this Section 9, the following definitions will apply:

(i)                                     “Beneficial Ownership” means beneficial ownership as that term is used in Rule 13d-3 promulgated under the Exchange Act.

(ii)                                  “Business Combination” means a reorganization, merger or consolidation of the Company.

(iii)                               “Eighty Percent (80%) Subsidiary” means an entity in which the Company directly or indirectly beneficially owns eighty percent (80%) or more of the outstanding Voting Stock.

(iv)                              “Exchange Act” means the Securities Exchange Act of 1934, including amendments, or successor statutes of similar intent.

(v)                                 “Incumbent Board” means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Company’s Board of Directors as of June 30, 2001, or (b) members who become members of the Company’s Board of Directors subsequent to June 30, 2001, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

(vi)                              “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Exchange Act).

(vii)                           “Voting Stock” means the then outstanding securities of an entity entitled to vote generally in the election of members of that entity’s Board.

10.                                 Fractional Shares.  The Company shall not be required to issue any fractional Common Shares pursuant to this Plan.  The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

11.                                 Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company and the Committee for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit.  If no alternative arrangement is established, the Participant will be deemed to elect to satisfy the required withholding obligations by having the

Company withhold from the Common Shares that would otherwise be delivered, a number of Common Shares with a Fair Market Value equal to the amount of the required withholding.

12.                                 Foreign Employees.  In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto.  Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.  No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

13.                                 Administration of the Plan.

(a)                                  This Plan shall be administered by the Committee.  A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

(b)                                 The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee’s authority and duties with respect to Participants who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or any successor rule to the same effect.  In the event of such delegation, and as to matters encompassed by the delegation, references in the Plan to the Committee shall be interpreted as a reference to the Committee’s delegate or delegates.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(c)                                  The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Restricted Stock Units or Restricted Shares, and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive.  No member of the Committee shall be liable for any such action or determination made in good faith.

14.                                 Amendments, Etc.

(a)                                  The Committee may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock

Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained.  Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company’s authority to offer similar or dissimilar benefits under other plans without shareholder approval.  No amendment shall, without a Participant’s consent, adversely affect any rights of any Participant with respect to any award outstanding at the time such amendment is made.  No amendment to this Plan shall become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of Common Shares that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants, or (iii) the amendment extends the duration of the Plan.

(b)                                 The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price.  Furthermore, no Option Right shall be canceled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company.  This Section 14(b) is intended to prohibit the repricing of “underwater” Option Rights and shall not be construed to prohibit the adjustments provided for in Section 8 of this Plan.

(c)                                  The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan.  The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(d)                                 The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(e)                                  In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 7(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(f)                                    This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate such Participant’s employment or other service at any time.

(g)                                 To the extent that any provision of this Plan (other than the Committee’s right pursuant to Section 8 to make adjustments to, or provide alternative consideration for, awards upon a corporate transaction) would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right.  Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

15.                                 Termination.  No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the Board of Directors of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.  The Committee may terminate the Plan at any time provided that such termination shall not adversely affect the rights of any Participant or beneficiary under any award granted prior to the date of such termination.